Exhibit 24
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint, John P. Sauerland, Daniel P. Mascaro, Laurie F. Humphrey and Allyson L. Bach, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year ended December 31, 2022, and any and all amendments relating thereto and other documents in connection there with, granting unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below as of the date set forth below under my signature.

/s/ Mariann Wojtkun Marshall
Date:	February 27, 2023
Mariann Wojtkun Marshall
Vice President and Chief Accounting Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Mariann Wojtkun Marshall, Daniel P. Mascaro, Laurie F. Humphrey and Allyson L. Bach, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year ended December 31, 2022, and any and all amendments relating thereto and other documents in connection there with, granting unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below as of the date set forth below under my signature.

/s/ John P. Sauerland
Date:	February 22, 2023
John P. Sauerland
Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Mariann Wojtkun Marshall, John P. Sauerland, Daniel P. Mascaro, Laurie F. Humphrey and Allyson L. Bach, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year ended December 31, 2022, and any and all amendments relating thereto and other documents in connection there with, granting unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below as of the date set forth below under my signature.

/s/ Susan P. Griffith
Date:	February 22, 2023
Susan Patricia Griffith
Director, President and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Mariann Wojtkun Marshall, John P. Sauerland, Daniel P. Mascaro, Laurie F. Humphrey and Allyson L. Bach, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year ended December 31, 2022, and any and all amendments relating thereto and other documents in connection there with, granting unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below as of the date set forth below under my signature.

/s/ Lawton Wehle Fitt
Date:	February 17, 2023
Lawton W. Fitt
Chairperson of the Board

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Mariann Wojtkun Marshall, John P. Sauerland, Daniel P. Mascaro, Laurie F. Humphrey and Allyson L. Bach, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year ended December 31, 2022, and any and all amendments relating thereto and other documents in connection there with, granting unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below as of the date set forth below under my signature.

/s/ Philip Bleser
Date:	February 19, 2023
Philip Bleser
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Mariann Wojtkun Marshall, John P. Sauerland, Daniel P. Mascaro, Laurie F. Humphrey and Allyson L. Bach, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year ended December 31, 2022, and any and all amendments relating thereto and other documents in connection there with, granting unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below as of the date set forth below under my signature.

/s/ Stuart B. Burgdoerfer
Date:	February 23, 2023
Stuart B. Burgdoerfer
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Mariann Wojtkun Marshall, John P. Sauerland, Daniel P. Mascaro, Laurie F. Humphrey and Allyson L. Bach, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year ended December 31, 2022, and any and all amendments relating thereto and other documents in connection there with, granting unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below as of the date set forth below under my signature.

/s/ Pamela J. Craig
Date:	February 18, 2023
Pamela J. Craig
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Mariann Wojtkun Marshall, John P. Sauerland, Daniel P. Mascaro, Laurie F. Humphrey and Allyson L. Bach, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year ended December 31, 2022, and any and all amendments relating thereto and other documents in connection there with, granting unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below as of the date set forth below under my signature.

/s/ Charles A. Davis
Date:	February 18, 2023
Charles A. Davis
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Mariann Wojtkun Marshall, John P. Sauerland, Daniel P. Mascaro, Laurie F. Humphrey and Allyson L. Bach, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year ended December 31, 2022, and any and all amendments relating thereto and other documents in connection there with, granting unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below as of the date set forth below under my signature.

/s/ Roger N. Farah
Date:	February 17, 2023
Roger N. Farah
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Mariann Wojtkun Marshall, John P. Sauerland, Daniel P. Mascaro, Laurie F. Humphrey and Allyson L. Bach, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year ended December 31, 2022, and any and all amendments relating thereto and other documents in connection there with, granting unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below as of the date set forth below under my signature.

/s/ Devin C. Johnson
Date:	February 18, 2023
Devin C. Johnson
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Mariann Wojtkun Marshall, John P. Sauerland, Daniel P. Mascaro, Laurie F. Humphrey and Allyson L. Bach, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year ended December 31, 2022, and any and all amendments relating thereto and other documents in connection there with, granting unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below as of the date set forth below under my signature.

/s/ Jeffrey D. Kelly
Date:	February 18, 2023
Jeffrey D. Kelly
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Mariann Wojtkun Marshall, John P. Sauerland, Daniel P. Mascaro, Laurie F. Humphrey and Allyson L. Bach, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year ended December 31, 2022, and any and all amendments relating thereto and other documents in connection there with, granting unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below as of the date set forth below under my signature.

/s/ Barbara R. Snyder
Date:	February 17, 2023
Barbara R. Snyder
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Mariann Wojtkun Marshall, John P. Sauerland, Daniel P. Mascaro, Laurie F. Humphrey and Allyson L. Bach, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year ended December 31, 2022, and any and all amendments relating thereto and other documents in connection there with, granting unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below as of the date set forth below under my signature.

/s/ Jan E. Tighe
Date:	February 18, 2023
Jan E. Tighe
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Mariann Wojtkun Marshall, John P. Sauerland, Daniel P. Mascaro, Laurie F. Humphrey and Allyson L. Bach, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year ended December 31, 2022, and any and all amendments relating thereto and other documents in connection there with, granting unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below as of the date set forth below under my signature.

/s/ Kahina Van Dyke
Date:	February 23, 2023
Kahina Van Dyke
Director